American Century Investment Trust
PROSPECTUS SUPPLEMENT

PRIME MONEY MARKET FUND

Supplement dated March 1, 2001 * Prospectus dated July 1, 2000

As of January 1, 2001, American Century Investment Services, Inc. is the sole distributor of the fund.

The following replaces the section "Distributions" on page 13 of the Investor
Class prospectus and on page 11 of the Advisor Class prospectus.

DISTRIBUTIONS

Federal tax laws require the fund to make distributions to its investors in order to qualify  as a regulated investment company. Qualification as a regulated investment company means the fund will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities.

The fund declares distributions from net income daily. These distributions are paid on  the last business day of each month. The fund declares and pays distributions of net  realized capital gains, if any, in the same manner as income distributions. Distributions  are reinvested automatically in additional shares unless you choose another option.

Except as described in the next paragraph, you will begin to participate in fund distributions the next business day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem.

You will begin to participate in fund distributions on the day your instructions to purchase are received if you

*  notify us of your purchase prior to 11 a.m. Central time AND

*  pay for your purchase by bank wire transfer prior to 3 p.m. Central time on the same day.

Also, we will wire your redemption proceeds to you by the end of the business day if you request your redemption before 11 a.m. Central time.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

[sidebar]

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

[end of sidebar]

SH-SPL-23893   0103